Exhibit 10.6

EXECUTION VERSION

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

dated as of August 19, 2022

among

ALTER DOMUS PRODUCTS CORP.,

as Exchange Credit Facility Agent for the Exchange Credit Facility Secured Parties,

ALTER DOMUS PRODUCTS CORP.,

as Existing Credit Facility Agent for the Existing Credit Facility Secured Parties,

ANKURA TRUST COMPANY, LLC,

as Second Lien Secured Notes Collateral Trustee

each additional Representative from time to time party hereto and acknowledged by

THE GEO GROUP, INC.

and

GEO CORRECTIONS HOLDINGS, INC.,

as Borrowers,

and the other Grantors party hereto.

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 19, 2022 (this “Agreement”), among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Existing Credit Facility Agent”), Ankura Trust Company, LLC, as Representative for the Second Priority Secured Parties (the “Second Lien Secured Notes Collateral Trustee”), and each additional First Priority Representative and each additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida Corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors party hereto (as defined below).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Exchange Credit Facility Agent (for itself and on behalf of the Exchange Credit Facility Secured Parties), the Existing Credit Facility Agent (for itself and on behalf of the Existing Credit Facility Secured Parties), the Second Lien Secured Notes Collateral Trustee (for itself and on behalf of the Second Priority Secured Parties) and each additional First Priority Representative (for itself and on behalf of the Additional First Priority Secured Parties under the applicable Additional First Priority Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Additional Second Priority Secured Parties under the applicable Additional Second Priority Debt Facility) agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Exchange Credit Agreement or, if defined in the UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional First Priority Debt” means any Indebtedness that is incurred, issued or guaranteed by any Borrower and/or any other Guarantor (other than Indebtedness constituting Exchange Credit Facility Obligations and the Existing Credit Facility Obligations) which Indebtedness and Guarantees are secured by Liens on the First Priority Collateral (or a portion thereof) having senior priority to the Liens securing the Second Priority Debt Obligations; provided, however, that (i) when incurred, secured and guaranteed, including when refinanced or increased, such Indebtedness is expressly permitted to be so incurred, secured and guaranteed on such basis by each then existing First Priority Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and the First Lien Pari Passu Intercreditor Agreement. Additional First Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor.

“Additional First Priority Debt Documents” means, with respect to any series, issue or class of Additional First Priority Debt, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the guarantees of or Liens securing such Indebtedness, including the First Priority Collateral Documents.

“Additional First Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional First Priority Debt.

“Additional First Priority Debt Obligations” means, with respect to any series, issue or class of Additional First Priority Debt, (i) all amounts payable in respect of principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Priority Debt, (ii) all other amounts payable to the related Additional First Priority Secured Parties under the related Additional First Priority Debt Documents, and (iii) any Refinancings of any of the foregoing.

“Additional First Priority Secured Parties” means, with respect to any series, issue or class of Additional First Priority Debt, the holders of such Indebtedness or any other Additional First Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional First Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by any Borrower or any Grantor under any related Additional First Priority Debt Documents.

“Additional Second Priority Debt” means any Indebtedness that is incurred, issued or guaranteed by either Borrower, and/or any other Grantor (other than Indebtedness constituting Initial Second Lien Debt Obligations) which Indebtedness and Guarantees are secured by Liens on the Second Priority Collateral (or a portion thereof) having junior priority to the Liens securing the First Priority Obligations; provided, however, that (i) when incurred, secured and guaranteed, including when refinanced or increased, such Indebtedness is expressly permitted to be so incurred, secured and guaranteed on such basis by each then existing First Priority Debt Document and Second Priority Debt Document, and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and the Second Lien Collateral Trust Agreement. Additional Second Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the guarantees of or Liens securing such Indebtedness, including the Second Priority Collateral Documents.

“Additional Second Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Second Priority Debt.

“Additional Second Priority Debt Obligations” means, with respect to any series, issue or class of Additional Second Priority Debt, (i) all amounts payable in respect of principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Second Priority Debt, (ii) all other amounts payable to the related Additional Second Priority Secured Parties under the related Additional Second Priority Debt Documents, and (iii) any Refinancings of any of the foregoing.

“Additional Second Priority Secured Parties” means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness or any other Additional Second Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by either Borrower or any Grantor under any related Additional Second Priority Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code, and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, marshalling of the assets and liabilities, moratorium, rearrangement, receivership, insolvency, reorganization, or similar federal, state or foreign debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Borrower” and “Borrowers” have the meaning assigned to such terms in the introductory paragraph of this Agreement.

“Business Day” means, for all purposes, any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Collateral” means the First Priority Collateral and the Second Priority Collateral.

“Collateral Documents” means the First Priority Collateral Documents and the Second Priority Collateral Documents.

“Common Collateral” means Collateral that is subject to (a) Liens in favor of the Existing Credit Facility Agent for the benefit of the Existing Credit Facility Secured Parties to the extent required to be pledged under the Existing Credit Agreement pursuant to the terms thereof, (b) Liens in favor of the Exchange Credit Facility Agent for the benefit of the Exchange Credit Facility Secured Parties to the extent required to be pledged under the Existing Credit Agreement pursuant to the terms thereof, and (c) Liens in favor of the Second Lien Secured Notes Collateral Trustee for the benefit of the Second Priority Secured Parties to the extent required to be pledged under the Initial Second Lien Debt Documents and Additional Second Priority Debt Documents pursuant to the terms thereof.

“Debt Facility” means any First Priority Debt Facility and any Second Priority Debt Facility.

“Designated First Priority Representative” means (i) the “Applicable Representative” as defined in the First Lien Pari Passu Intercreditor Agreement or any comparable designated entity under any successor agreement to the First Lien Pari Passu Intercreditor Agreement or (ii) in the case that no First Lien Intercreditor Agreement or any successor thereto is then in effect, the remaining First Priority Representative.

“Designated Second Priority Representative” means (i) the “Collateral Trustee” as defined in the Second Lien Collateral Trust Agreement or any comparable designated entity under any successor agreement to the Second Lien Collateral Trust Agreement or (ii) at any time when the Second Lien Collateral Trust Agreement or any successor thereto is not in effect, the Second Priority Representative designated from time to time in a written notice to the First Priority Representatives by the Second Priority Representatives for Second Priority Debt Obligations constituting a majority in the aggregate principal amount of the outstanding Second Priority Debt Obligations.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge of First Priority Obligations” means, except to the extent otherwise expressly provided in Section 5.06 and Section 6.04,

(a) payment in full in cash of all First Priority Obligations (other than any indemnification obligations for which no claim has been asserted and any other First Priority Obligations not required to be paid in full in order to have the Liens on all Collateral securing such First Priority Obligations released at such time in accordance with the applicable First Priority Debt Documents);

(b) termination or expiration of all commitments, if any, to extend credit that would constitute First Priority Obligations; and

(c) termination of all letters of credit, if any, issued under the First Priority Debt Documents or providing cash collateral or backstop letters of credit on terms specified in the applicable First Priority Debt Documents or otherwise acceptable to the applicable First Priority Representative or issuing bank in an amount and in a manner specified in the applicable First Priority Debt Documents or otherwise satisfactory to the applicable First Priority Representative and issuing bank (in their sole discretion).

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.

“Exchange Credit Agreement” means that certain credit agreement, dated as of the date hereof, among the Borrowers, the Guarantors, the Exchange Credit Facility Agent and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented, modified or otherwise Refinanced from time to time).

“Exchange Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Article VIII of the Exchange Credit Agreement.

“Exchange Credit Facility Documents” means the Exchange Credit Agreement and the other “Loan Documents” as defined in the Exchange Credit Agreement.

“Exchange Credit Facility Obligations” means the “Obligations” under and as defined in the Exchange Credit Agreement.

“Exchange Credit Facility Secured Parties” means the “Secured Parties” under the Exchange Credit Agreement.

“Exclusive Collateral” means Collateral (excluding Common Collateral) that is subject to (a) Liens in favor of the Exchange Credit Facility Agent for the benefit of the Exchange Credit Facility Secured Parties (other than the holders of Tranche 3 Loans) to the extent required to be pledged under the Exchange Credit Agreement pursuant to the terms thereof and (b) Liens in favor of the Second Lien Secured

Notes Collateral Trustee for the benefit of the Second Priority Secured Parties to the extent required to be pledged under the Initial Second Lien Debt Documents and Additional Second Priority Debt Documents pursuant to the terms thereof. For the avoidance of doubt, the Existing Credit Facility Obligations and Tranche 3 Loans are not secured by Liens on Exclusive Collateral.

“Existing Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of March 23, 2017, among the Borrowers, the Existing Credit Facility Agent, GEO Australasia Holdings Pty Ltd., GEO Australasia Finance Holdings Pty Ltd., in its capacity as trustee for the GEO Australasia Finance Holding Trust, and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to those certain Amendment Nos. 4 and 5).

“Existing Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Article VIII of the Existing Credit Agreement.

“Existing Credit Facility Documents” means the Existing Credit Agreement and the other “Loan Documents” as defined in the Existing Credit Agreement.

“Existing Credit Facility Obligations” means the “Obligations” under and as defined in the Existing Credit Agreement.

“Existing Credit Facility Secured Parties” means the “Secured Parties” under the Existing Credit Agreement.

“First Lien Pari Passu Intercreditor Agreement” means that certain First Lien Pari Passu Intercreditor Agreement, dated as of the date hereof, among the Exchange Credit Facility Agent, the Existing Credit Facility Agent, the Borrowers, and the other Guarantors, (as amended, restated, amended and restated, supplemented, or modified from time to time).

“First Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“First Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“First Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“First Priority Collateral” means any “Collateral” (or equivalent term) as defined in any First Priority Debt Document or any other assets of any Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a First Priority Collateral Document as security for any First Priority Obligations.

“First Priority Collateral Documents” means the “Collateral Documents” as defined in the Exchange Credit Agreement and the Existing Credit Agreement, and each of the security agreements and other instruments and documents executed and delivered by either Borrower or any other Grantor pursuant to which Liens are granted by either Borrower or any other Grantor to secure any First Priority Obligation.

“First Priority Debt Documents” means the Exchange Credit Facility Documents, the Existing Credit Facility Documents, and any Additional First Priority Debt Documents.

“First Priority Debt Facilities” means the Exchange Credit Agreement, the Existing Credit Agreement, and any Additional First Priority Debt Facilities.

“First Priority Lien” means the Liens on the First Priority Collateral in favor of the First Priority Secured Parties under the First Priority Collateral Documents.

“First Priority Obligations” means the Exchange Credit Facility Obligations, the Existing Credit Facility Obligations and any Additional First Priority Debt Obligations.

“First Priority Representative” means (i) in the case of any Exchange Credit Facility Obligations or the Exchange Credit Facility Secured Parties, the Exchange Credit Facility Agent, (ii) in the case of any Existing Credit Facility Obligations or the Existing Credit Facility Secured Parties, the Existing Credit Facility Agent and (iii) in the case of any Additional First Priority Debt Facility and the Additional First Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional First Priority Debt Facility that is named as the Representative in respect of such Additional First Priority Debt Facility in the applicable Joinder Agreement.

“First Priority Secured Parties” means the Exchange Credit Facility Secured Parties, the Existing Credit Facility Secured Parties, and any Additional First Priority Secured Parties.

“Grantors” means each Borrower and each Subsidiary (or other Person) that has granted a security interest pursuant to any Collateral Document (including any Subsidiary or Person that acknowledges this Agreement as contemplated by Section 8.07) to secure any Secured Obligations.

“Guarantors” has the meaning assigned to such term in the Exchange Credit Agreement.

“Initial Second Lien Debt Agreements” means, collectively, the Private Notes Indenture and the Public Notes Indenture.

“Initial Second Lien Debt Documents” means the Initial Second Lien Debt Agreements, the Second Lien Collateral Trust Agreement, and the other “Note Documents” as defined in the respective Initial Second Lien Debt Agreements.

“Initial Second Lien Debt Obligations” means the “Secured Obligations” under and as defined in the Second Lien Collateral Trust Agreement.

“Initial Second Lien Representative” means the Second Lien Secured Notes Collateral Trustee.

“Initial Second Priority Debt Secured Parties” means the “Secured Parties” as defined in the Second Lien Collateral Trust Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any case or proceeding commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of either Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to either Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to either Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of either Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II or Annex III hereof required to be delivered by a Representative to the Designated First Priority Representative and Designated Second Priority Representative pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the First Priority Secured Parties or Second Priority Secured Parties, as the case may be, under such additional Debt Facility.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, other than customary rights of a third party to acquire Equity Interests in a Subsidiary pursuant to an agreement for a sale of such Equity Interests expressly permitted under each then existing First Priority Debt Document and Second Priority Debt Document.

“Officer’s Certificate” means a certificate of a Responsible Officer of a Borrower or Grantor, as the case may be.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, plan of arrangement, agreement for composition, or other type of dispositive restructuring plan proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Private Notes Indenture” means that certain Indenture, dated as of the date hereof, among GEO, the guarantors party thereto and the Private Second Lien Secured Notes Trustee.

“Private Second Lien Secured Notes Trustee” means Ankura Trust Company, LLC, in its capacity as indenture trustee for the holders of the Private Second Lien Secured Notes, or its permitted successor in such capacity.

“Private Second Lien Secured Notes” means the 9.500% senior second lien secured notes due 2028 issued by GEO on the date hereof pursuant to the Private Notes Indenture.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by any First Priority Representative or any First Priority Secured Party from a Second Priority Secured Party in respect of Shared Collateral pursuant to this Agreement or any other intercreditor agreement.

“Public Notes Indenture” means that certain Indenture, dated as of the date hereof, among GEO, the guarantors party thereto and the Public Second Lien Secured Notes Trustee.

“Public Second Lien Notes” means the 10.500% senior second lien secured notes due 2028 issued by GEO on the date hereof pursuant to the Public Notes Indenture.

“Public Second Lien Notes Trustee” means Ankura Trust Company, LLC, in its capacity as indenture trustee for the holders of the Public Second Lien Secured Notes, or its permitted successor in such capacity.

“Purchase Event” has the meaning assigned to such term in Section 5.07.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such Indebtedness, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the First Priority Representatives and the Second Priority Representatives.

“Responsible Officer” means, with respect to any Borrower or any Grantor, the chair, chief executive officer, chief financial officer, controller, or treasurer of such Person.

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Second Lien Collateral Trust Agreement” means that certain Second Lien Collateral Trust Agreement, dated as of the date hereof, among the Second Lien Secured Notes Collateral Trustee, the Public Second Lien Secured Notes Trustee, the Private Second Lien Secured Notes Trustee, the Borrowers and the other Grantors from time to time party thereto and any other Secured Party Representative from time to time party thereto.

“Second Lien Secured Notes Collateral Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral trustee as provided in Section 6.2 of the Second Lien Collateral Trust Agreement.

“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Second Priority Collateral” means any “Collateral” (or equivalent term) as defined in the Second Lien Collateral Trust Agreement or any other Second Priority Debt Document or any other assets of any Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means the “Security Documents” as defined in the Second Lien Collateral Trust Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by any Borrower or any other Grantor pursuant to which Liens are granted by any Borrower or any other Grantor to secure any Second Priority Debt Obligation.

“Second Priority Debt Documents” means the Initial Second Lien Debt Documents and any Additional Second Priority Debt Documents.

“Second Priority Debt Facilities” means the Initial Second Lien Debt Agreements and any Additional Second Priority Debt Facilities.

“Second Priority Debt Obligations” means the Initial Second Lien Debt Obligations and any Additional Second Priority Debt Obligations.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Secured Parties under the Second Priority Collateral Documents.

“Second Priority Representative” means (i) in the case of any Initial Second Lien Debt Obligations or the Initial Second Priority Debt Secured Parties, the Initial Second Lien Representative and (ii) in the case of any Additional Second Priority Debt Facility and the Additional Second Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Second Priority Debt Facility that is named as the Representative in respect of such Additional Second Priority Debt Facility in the applicable Joinder Agreement.

“Second Priority Secured Parties” means the Initial Second Priority Debt Secured Parties and any Additional Second Priority Secured Parties.

“Secured Obligations” means the First Priority Obligations and the Second Priority Debt Obligations.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Shared Collateral” means, at any time, Collateral in which the holders of First Priority Obligations under at least one First Priority Debt Facility (or their Representatives) and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the First Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, (a) any portion of the First Priority Collateral under one or more First Priority Debt Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such First Priority Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time or (b) any portion of the Second Priority Collateral under one or more Second Priority Debt Facilities does not constitute First Priority Collateral under one or more First Priority Debt Facilities, then such portion of such Second Priority Collateral shall constitute Shared Collateral only with respect to the First Priority Debt Facilities for which it constitutes First Priority Collateral and shall not constitute Shared Collateral for any First Priority Debt Facility which does not have a security interest in such Collateral at such time. For the avoidance of doubt, the Existing Credit Facility Obligations and the Tranche 3 Loans are not secured by a Lien on the Exclusive Collateral, and therefore the Exclusive Collateral does not constitute “Shared Collateral” with respect to the Existing Credit Facility Obligations, the Tranche 3 Loans and the Initial Second Lien Obligations, but does constitute “Shared Collateral” with respect to the Exchange Credit Facility Obligations (excluding the Tranche 3 Loans) and the Initial Second Lien Obligations.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, company, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power for the election of the members of the governing body or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned or controlled by the parent and/or one or more subsidiaries of the parent.

“Tranche 3 Loan” has the meaning set forth in the Exchange Credit Agreement as in effect on the date hereof.

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02. Terms Generally. The rules of interpretation set forth in Sections 1.02 through 1.05, as applicable, of the Exchange Credit Agreement (as of the date hereof) are incorporated herein mutatis mutandis.

ARTICLE 2

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01. Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted or purported to be granted to any Second Priority Representative or any Second Priority Secured Parties on the Shared Collateral or of any Liens granted or purported to be granted to any First Priority Representative or any other First Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any First Priority Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing or purporting to secure any First Priority Obligations now or hereafter held by or on behalf of any First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations. All Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations for all purposes, whether or not such Liens securing or purporting to secure any First Priority Obligations are subordinated to any Lien securing any other obligation of any Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. For the avoidance of doubt, the Existing Credit Facility Secured Obligations and Tranche 3 Loans shall not benefit from any Lien on the Exclusive Collateral and the Second Priority Debt Obligations shall not be subordinated to any Lien on the Exclusive Collateral securing the Existing Credit Facility Secured Obligations and Tranche 3 Loans.

SECTION 2.02. Nature Of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the First Priority Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the First Priority Debt Documents and the First Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the First Priority Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the First Priority Obligations may be increased in the manner permitted under the First Priority Debt Documents and the Second Priority Debt Documents, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the First Priority Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Borrowers and the other Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrowers and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional First Priority Obligations.

SECTION 2.03. Prohibition On Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or the allowability or value of any claim asserted with respect to, any First Priority Obligations held (or purported to be held) by or on behalf of any First Priority Representative or any of the other First Priority Secured Parties or other agent or trustee therefor in any First Priority Collateral (other than a Lien on the Exclusive Collateral securing the Existing Credit Facility Obligations or Tranche 3 Loans), and each First Priority Representative, for itself and on behalf of each First Priority Secured Party under its First Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or the allowability or value of any claim asserted with respect to, any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Second Priority Representative or any of the Second Priority Secured Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any First Priority Representative to enforce this Agreement (including the priority of the Liens securing the First Priority Obligations as provided in Section 2.01) or any of the First Priority Debt Documents.

SECTION 2.04. No New Liens. The parties hereto agree that, so long as the Discharge of First Priority Obligations has not occurred, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the First Priority Obligations (excluding the Existing Credit Facility Obligations and the Tranche 3 Loans, to the extent such asset or property constitutes Exclusive Collateral) (unless the First Priority Representative with respect to such First Priority Obligations has elected not to receive such Lien or the First Priority Debt Documents relating to such First Priority Obligations so provide); and (b) if any Second Priority Representative or any Second Priority Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Debt Obligations that are not also subject to the Liens securing all First Priority Obligations under the First Priority Collateral Documents (other than the Existing Credit Facility Obligations and the Tranche 3 Loans, to the extent such asset or property constitutes Exclusive Collateral), such Second Priority Representative or Second Priority Secured Party (i) shall notify the Designated First Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each First Priority Representative as security for the First Priority Obligations (excluding the Existing Credit Facility Obligations and the Tranche 3 Loans, to the extent such asset or property constitutes Exclusive Collateral) (unless the First Priority Representative with respect to such First Priority Obligations has elected not to receive such Lien or the First Priority Debt Documents relating to such First Priority Obligations so provide), shall assign such Lien to the Designated First Priority Representative as security for all First Priority Obligations for the benefit of the First Priority Secured Parties (other than the Existing Credit Facility Obligations and the Tranche 3 Loans, to the extent such asset or property constitutes Exclusive Collateral) (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each applicable First Priority Representative, shall be deemed to hold and have held such Lien for the benefit of the applicable First Priority Representative and the other applicable First Priority Secured Parties as security for the First Priority Obligations (other than the Existing Credit Facility Obligations and the Tranche 3 Loans, to the extent the asset or property subject to such Lien is Exclusive Collateral) (subject to the relative lien priorities set forth herein). If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds or payment from or as a result of any Liens granted in contravention of this Section 2.04, it shall pay such proceeds or payments over to the Designated First Priority Representative in accordance with the terms of Section 4.01 and Section 4.02.

SECTION 2.05. Perfection of Liens. Except for the limited agreements of the First Priority Representatives pursuant to Section 5.05 hereof, none of the First Priority Representatives or the First Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

SECTION 2.06. Refinancings. The First Priority Obligations and the Second Priority Debt Obligations of any series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any First Priority Debt Document or Second Priority Debt Document, as applicable) of any party hereto, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Representative of the holders of any such Refinancing Indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing Indebtedness and such Representative and Grants have complied with Section 8.09 with respect to such Indebtedness.

ARTICLE 3

ENFORCEMENT

SECTION 3.01. Exercise Of Remedies.

(a) So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff, counterclaim or recoupment) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other First Priority Collateral by any First Priority Representative or any First Priority Secured Party in respect of the First Priority Obligations, the exercise of any right by any First Priority Representative or any First Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the First Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any First Priority Representative or any First Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the First Priority Debt Documents or otherwise in respect of the First Priority Collateral or the First Priority Obligations, or (z) object to the forbearance by the First Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of First Priority Obligations and (ii) except as otherwise provided herein, the First Priority Representatives and the First Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, counterclaim or recoupment and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other First Priority Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Borrower or any other Grantor, any Second Priority Representative may file a claim, proof of claim, or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility in a manner consistent with the terms and conditions of this Agreement, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the First Priority Obligations or the rights of the First Priority Representatives or the First Priority Secured Parties to exercise remedies in respect thereof) it deems necessary to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) to the extent not otherwise inconsistent with or prohibited by this Agreement, any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, including filing any pleadings, objections, motions, or agreements that assert such rights to the extent provided and subject to the restrictions contained in Section 5.04, (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03, and may vote on a proposed Plan of Reorganization in any Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement (including Section 6.12), (E) any Second Priority Representative and the

Second Priority Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Secured Parties, including any claims secured by the Second Priority Collateral, and (F) any Second Priority Representative and the Second Priority Secured Parties may purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Designated First Priority Representative to the extent that, and so long as, the First Priority Secured Parties receive payment in full in cash of all First Lien Secured Obligations after giving effect thereto, in each case of clauses (A) through (F) above, to the extent not inconsistent with the terms of this Agreement. In exercising rights and remedies with respect to the First Priority Collateral, the First Priority Representatives and the First Priority Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, subject to the provisions of the First Lien Pari Passu Intercreditor Agreement. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Priority Obligations has not occurred, except as expressly provided in the proviso to clause (ii) of Section 3.01(a) but subject to Section 4.01, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff, counterclaim or recoupment and credit bidding (other than as set forth in Section 3.01(a))) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a) and in Section 4.01, the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Priority Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder, delay or interfere with any exercise of remedies undertaken by any First Priority Representative or any First Priority Secured Party with respect to the Shared Collateral under the First Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First Priority Representatives or the First Priority Secured Parties seek to enforce or collect the First Priority Obligations or the Liens granted on any of the First Priority Collateral, regardless of whether any action or failure to act by or on behalf of any First Priority Representative or any other First Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.

(d) Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the First Priority Representatives or the First Priority Secured Parties with respect to the First Priority Collateral as set forth in this Agreement and the First Priority Debt Documents.

(e) Until the Discharge of First Priority Obligations, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the Designated First Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto in accordance with the First Lien Pari Passu Intercreditor Agreement. Following the Discharge of First Priority Obligations, the Designated Second Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents pursuant to the Second Lien Collateral Trust Agreement; provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Collateral after the Discharge of First Priority Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Secured Parties or the Second Priority Debt Obligations.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of First Priority Obligations has occurred, it will not commence, or join with any Person (other than the First Priority Secured Parties and the First Priority Representatives upon the request of the Designated First Priority Representative pursuant to the First Lien Pari Passu Intercreditor Agreement) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it on the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03. Actions Upon Breach. Should any Second Priority Representative or any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any First Priority Representative or other First Priority Secured Party (in its or their own name or in the name of any Borrower or any other Grantor) or any Borrower or any other Grantor may obtain relief against such Second Priority Representative or such Second Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby (i) agrees that the First Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that any Borrower, any other Grantor, any First Priority Representative or the First Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Priority Representative or any other First Priority Secured Party.

ARTICLE 4

PAYMENTS

SECTION 4.01. Application Of Proceeds.

(a) So long as the Discharge of First Priority Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Common Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies or distributions received on account of the Secured Obligations during any Insolvency or Liquidation Proceeding shall be applied by the Designated First Priority Representative to the First Priority Obligations in such order as specified in the First Lien Pari Passu Intercreditor Agreement and relevant First Priority Debt Documents until the Discharge of First Priority Obligations has occurred. Upon the Discharge of First Priority Obligations (so long as the Discharge of Second Priority Debt Obligations has not occurred), each applicable First Priority Representative shall deliver promptly to the Designated Second Priority Representative any Common Collateral, Proceeds thereof or distributions in respect of the Secured Obligations held by it in the same form as received, with any necessary endorsements (and any such endorsement to be without recourse), or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the Second Lien Collateral Trust Agreement and relevant Second Priority Debt Documents.

(b) So long as the Discharge of First Priority Obligations (excluding the Existing Credit Facility Obligations and Tranche 3 Loans) has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Exclusive Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Exclusive Collateral upon the exercise of remedies or distributions received on account of the Secured Obligations during any Insolvency or Liquidation Proceeding shall be applied by the Designated First Priority Representative to the First Priority Obligations in such order as specified in the First Lien Pari Passu Intercreditor Agreement and relevant First Priority Debt Documents until the Discharge of First Priority Obligations (excluding the Existing Credit Facility Obligations and Tranche 3 Loans) has occurred. Upon the Discharge of First Priority Obligations (excluding the Existing Credit Facility Obligations and Tranche 3 Loans and so long as the Discharge of Second Priority Debt Obligations has not occurred), each applicable First Priority Representative shall deliver promptly to the Designated Second Priority Representative any Exclusive Collateral, Proceeds thereof or distributions in respect of the Secured Obligations held by it in the same form as received, with any necessary endorsements (and any such endorsement to be without recourse), or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the Second Lien Collateral Trust Agreement and relevant Second Priority Debt Documents.

SECTION 4.02. Payments Over. So long as the Discharge of First Priority Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, any Shared Collateral, Proceeds thereof or distributions received by any Second Priority Representative or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff, counterclaim or recoupment) relating to the Shared Collateral or (except as otherwise expressly set forth in Article 6) in any Insolvency or Liquidation Proceeding or in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated First Priority Representative for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsements (and any such endorsement to be without recourse), or as a court of competent jurisdiction may otherwise direct. The Designated First Priority Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE 5

OTHER AGREEMENTS

SECTION 5.01. Releases.

(a) Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, in the event of a Disposition of any specified item of Shared Collateral (including all or substantially all of the Equity Interests of any Subsidiary of any Borrower) (i) in connection with the exercise of remedies in respect of Collateral by a First Priority Representative (including any such Disposition supported, or consented to, by a First Priority Representative when an Event of Default (or other equivalent term) has occurred and is continuing under the First Priority Debt Documents) or (ii) if not in connection with the exercise of remedies in respect of Collateral, so long as such Disposition is expressly permitted by the terms of the First Priority Debt Documents and Second Priority Debt Documents, and, in each case of clauses (i) and (ii), other than in connection with the Discharge of First Priority Obligations, the Liens granted to the Second Priority Representatives and the Second Priority Secured Parties upon such Shared Collateral (but not on the Proceeds thereof to the extent not applied to the First Priority Obligations) to secure Second Priority Debt Obligations and the First Priority Debt Documents shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure First Priority Obligations. Upon delivery to a Second Priority Representative of an Officer’s Certificate satisfying the requirements of the applicable Second Priority Debt Documents and stating that any such termination and release of Liens securing the First Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Secured Parties and the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by either Borrower or any other Grantor, such Second Priority Representative, upon reliance on such Officer’s Certificate without Liability, will promptly execute, deliver or acknowledge, at such Borrower’s or other Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral in other circumstances as set forth in the relevant Second Priority Debt Documents.

(b) Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated First Priority Representative and any officer or agent of the Designated First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Secured Party or in the Designated First Priority Representative’s own name, from time to time in the Designated First Priority Representative’s discretion exercised pursuant to this Agreement, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release. Such appointment of attorney-in-fact shall be coupled with an interest.

(c) Unless and until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any First Priority Debt Document of Proceeds of Shared Collateral to the repayment of First Priority Obligations pursuant to the First Lien Pari Passu Intercreditor Agreement and First Priority Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Secured Parties to receive Proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement, including, solely with respect to Exclusive Collateral, the right to receive proceeds thereof prior to the Discharge of First Priority Obligations constituting Existing Credit Facility Obligations and Tranche 3 Loans.

(d) Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a First Priority Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both a First Priority Representative and any Second Priority Representative or Second Priority Secured Party, such Grantor may, until the applicable Discharge of First Priority Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated First Priority Representative.

SECTION 5.02. Insurance And Condemnation Awards. Unless and until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative (or any person authorized by it) and the First Priority Secured Parties shall, as between the First Priority Secured Parties and the Second Priority Secured Parties, have the sole and exclusive right, subject in each case to the rights of the Grantors under the First Priority Debt Documents, (a) to adjust settlement for any insurance policy covering or constituting Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of First Priority Obligations has occurred, and subject to the rights of the Grantors under the First Priority Debt Documents, all proceeds of any such policy and any such award, if (or if in respect of) Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Priority Obligations, to the Designated First Priority Representative for the benefit of First Priority Secured Parties pursuant to the terms of the First Lien Pari Passu Intercreditor Agreement and First Priority Debt Documents, (ii) second, after the occurrence of the Discharge of First Priority Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the Second Lien Collateral Trust Agreement and applicable Second Priority Debt Documents, and (iii) third, if no Second Priority Debt Obligations or First Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated First Priority Representative in accordance with the terms of Section 4.02.

SECTION 5.03. Certain Amendments.

(a) Without the consent of the Designated First Priority Representative, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would (w) adversely affect the Lien priority rights of the First Priority Secured Parties or the rights of the First Priority Secured Parties to receive payments owing pursuant to the First Priority Debt Documents, (x) add any Liens securing the Collateral (other than to the extent permitted under this Agreement), (y) confer any additional rights on the Second Priority Secured Parties in a manner adverse to the First Priority Secured Parties or (z) be prohibited by or contravene any of the terms of the Initial Second Lien Debt Agreements or this Agreement. The Borrowers agree to deliver to the First Priority Representatives copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after the effectiveness thereof. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility and such Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated First Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative] [pursuant to this Agreement] are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties (as defined in the First Lien/Second Lien Intercreditor Agreement referred to below), including liens and security interests granted to (a) Alter Domus Products Corp., as administrative agent (the “Exchange Credit Facility Agent”) under the Exchange Credit Agreement (as defined in the First Lien/Second Lien Intercreditor Agreement) or (b) Alter Domus Products Corp., as administrative agent (the “Existing Credit Facility Agent”) under the Existing Credit Agreement (as defined in the First Lien/Second Lien Intercreditor Agreement), and (ii) the exercise of any right or remedy by the [Second Priority Representative] or any other secured party hereunder is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement dated as of August 19, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), among the Exchange Credit Facility Agent, the Existing Credit Facility Agent, Ankura Trust Company, LLC, as Initial Second Lien Representative, The GEO Group, Inc., GEO Corrections Holdings, Inc., and the other Grantors (as defined therein) party thereto. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.”

(b) In the event that each applicable First Priority Representative and/or the First Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the First Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Collateral Document or changing in any manner the rights of the First Priority Representatives, the First Priority Secured Parties, any Borrower, or any other Grantor thereunder (including the release of any Liens in First Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Secured Party and without any action by any Second Priority Representative, any Borrower, or any other Grantor; provided, however, that (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Collateral Document, except to the extent that a release of such Lien is provided for in Section 5.01(a), (B) no such amendment shall impose any additional duties on any Second Priority Representative without its prior written consent and (C) any such amendment, waiver, or modification that materially and adversely affects the rights of the Second Priority Secured Parties and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to any Second Priority Collateral Document without the consent of the Second Priority Representative (as directed or with the consent of the Second Priority Secured Parties holding a majority in the aggregate principal amount of the outstanding Second Priority Debt Obligations). The relevant First Priority Representative shall give written notice of such amendment, waiver or consent to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent.

(c) The First Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms without the consent of any Second Priority Secured Party; provided that, without the consent of the Second Priority Representatives, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.

(d) The Second Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms without the consent of any First Priority Representative or First Priority Secured Party; provided that, without the consent of the Designated First Priority Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.

SECTION 5.04. Rights As Unsecured Creditors. The Second Priority Representatives and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against any Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate or are not otherwise inconsistent with any provision of this Agreement (including any provision prohibiting or restricting the Second Priority Representatives or the Second Priority Secured Parties from taking various actions or making various objections). Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Secured Party of the required payments of principal, premium, interest, fees, expenses, and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Secured Party of rights or remedies in respect of Shared Collateral or in conflict with Section 4.01 or Article VI; provided that this Section 5.04 shall not be construed to affect any restrictions under the First Priority Debt Documents that limit any Grantor from making payments of the Second Priority Debt Obligations in effect on the date hereof. In the event any Second Priority Representative or any Second Priority Secured Party becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment Lien shall be subordinated to the Liens securing First Priority Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the First Priority Representatives or the First Priority Secured Parties may have with respect to the First Priority Collateral.

SECTION 5.05. Gratuitous Bailee For Perfection.

(a) Each First Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any First Priority Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such First Priority Representative, or of agents or bailees of such First Priority Representative (such Shared

Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable First Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) In the event that any First Priority Representative (or its agents or bailees) has Lien filings against Intellectual Property (as defined in the Collateral Agreement, as such term is defined in the Exchange Credit Agreement) that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral and the Second Priority Representatives have not made similar filings, such First Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c) Except as otherwise specifically provided herein, until the Discharge of First Priority Obligations has occurred, the First Priority Representatives and the First Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the First Priority Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d) The First Priority Representatives and the First Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the First Priority Representatives (and after the Discharge of First Priority Obligations, the Second Priority Representative) under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(e) The First Priority Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives and releases the First Priority Representatives from all claims and liabilities arising pursuant to the First Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f) Upon the Discharge of First Priority Obligations, each applicable First Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such First Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. The Borrowers and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each First Priority Representative for loss or damage suffered by such First Priority Representative as a result of such transfer, except for loss or damage suffered by such First Priority Representative as a result of its own willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final and non-appealable judgment. The First Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement.

(g) None of the First Priority Representatives nor any of the other First Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of either Borrower or any Subsidiary to any First Priority Representative or any First Priority Secured Party under the First Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge Of First Priority Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of First Priority Obligations has occurred, either Borrower or any Grantor incurs any First Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of First Priority Obligations), then such Discharge of First Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Priority Obligations) and the applicable agreement governing such First Priority Obligations shall automatically be treated as a First Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such First Priority Obligations shall be a First Priority Representative for all purposes of this Agreement; provided that such First Priority Representative shall have become a party to this Agreement pursuant to Section 8.09. Upon receipt of notice of such incurrence (including the identity of the new Designated First Priority Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrowers), including amendments, supplements or modifications to this Agreement, as the Borrowers or such new First Priority Representative shall reasonably request in writing in order to provide the new First Priority Representative the rights of a First Priority Representative contemplated hereby, (b) deliver to the Designated First Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Designated First Priority Representative is entitled to approve any awards granted in such proceeding.

SECTION 5.07. Purchase Right. Without prejudice to the enforcement of the First Priority Secured Parties’ remedies in accordance with the First Priority Debt Documents and this Agreement, the First Priority Representatives on behalf of the applicable First Priority Secured Parties agree that following (a) the acceleration of the First Priority Obligations in accordance with the terms of the First Priority Debt Documents or (b) the commencement of an Insolvency or Liquidation Proceeding by any Borrower (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Second Priority Secured Parties may request, and the First Priority Secured Parties hereby offer the Second Priority Secured Parties, the option to purchase all, but not less than all, of the aggregate amount of First Priority Obligations outstanding at the time of purchase at par (plus, to the extent not already included, any premium that would be applicable upon prepayment of such First Priority Obligations and accrued and unpaid interest, fees, and expenses) without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant an Assignment and Assumption (as such term is defined in the Exchange Credit Agreement). If such purchase right is timely exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Priority Secured Parties timely exercises such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the First Priority Representatives affected thereby and the applicable Second Priority Representative for the applicable Second Priority Secured Parties exercising such purchase rights. If none of the Second Priority Secured Parties timely exercises such purchase right, the First Priority Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Priority Debt Documents and this Agreement.

ARTICLE 6

INSOLVENCY OR LIQUIDATION PROCEEDINGS

SECTION 6.01. Financing And Sale Issues. Until the Discharge of First Priority Obligations has occurred, if any Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that if the Designated First Priority Representative shall, pursuant to the First Lien Pari Passu Intercreditor Agreement, consent (or not object) to, as applicable, the sale, use or lease of cash or other collateral or to consent (or not object) to any Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law to be secured by the First Priority Collateral (“DIP Financing”) and such cash collateral use or DIP Financing is permitted by the First Lien Pari Passu Intercreditor Agreement, it will be deemed to consent to and will raise no objection to and will not otherwise contest such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent expressly permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith (except that the Second Priority Representative may freely seek and obtain relief granting adequate protection in the form of a replacement lien), and, to the extent the Liens securing any First Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the Designated First Priority Representative, and (z) any adequate protection Liens granted to any First Priority Representative or any First Priority Secured Party. No Second Priority Secured Party may, directly or indirectly, provide or propose DIP Financing to a Borrower or Grantor. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, further agrees that, without the consent of the Designated First Priority Representative, until the Discharge of First Priority Obligations has occurred, (A) it will raise no objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Priority Obligations or the First Priority Collateral made by any First Priority Representative or any other First Priority Secured Party,

(B) it will raise no objection to (and will not otherwise contest) any lawful exercise by any First Priority Secured Party of the right to credit bid First Priority Obligations at any sale in foreclosure of First Priority Collateral (including, without limitation, pursuant to Section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under Section 1111(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) with respect to the Shared Collateral (and waives any claim it may hereafter have against any First Priority Secured Party arising out of the election of any First Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law)); provided that to the extent not inconsistent with the terms of this Agreement, the Second Lien Secured Notes Collateral Trustee and Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, (C) it will raise no objection to (and will not otherwise contest) any other request for judicial relief made in any court by any First Priority Secured Party relating to the lawful enforcement of any Lien on First Priority Collateral, and (D) it will raise no objection to (and will not otherwise contest or oppose) any Disposition (including pursuant to Section 363 of the Bankruptcy Code or any similar provision under any other Bankruptcy Law) of assets of any Borrower or any Grantor for which the Designated First Priority Representative has consented or not objected; provided that, to the extent such Disposition is to be free and clear of Liens, the Liens securing the First Priority Obligations and the Second Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the First Priority Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement; provided, further, that the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Priority Obligations upon the closing of such Disposition. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that notice received three Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice.

SECTION 6.02. Relief From The Automatic Stay. Until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated First Priority Representative in accordance with the First Lien Pari Passu Intercreditor Agreement.

SECTION 6.03. Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by any First Priority Representative or any First Priority Secured Parties for adequate protection in any form, (b) any objection by any First Priority Representative or any First Priority Secured Parties to any motion, relief, action or proceeding based on any First Priority Representative’s or First Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of pre- and/or post-petition interest, fees, expenses or other amounts of any First Priority Representative or any other First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative expense claim in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, freely seek and obtain relief granting adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority administrative expense claim, which Lien and/or superpriority administrative expense claim is subordinated to the Liens securing and providing adequate protection for all First Priority Obligations and such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement and (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral and/or a superpriority administrative expense claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities, agree that each First Priority Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the First Priority Obligations and any such DIP Financing and/or a superpriority administrative expense claim (as applicable) and that any Lien on such additional or replacement collateral securing or providing adequate protection for, and claims with respect to, the Second Priority Debt Obligations and/or superpriority administrative expense claim (as applicable) shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing, and claims with respect to, the Second Priority Debt Obligations are so subordinated to such Liens securing, and claims with respect to, First Priority Obligations under this Agreement. Notwithstanding anything herein to the contrary, the Second Priority Representatives shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities, in any stipulation or order granting adequate protection of its junior interest in the Shared Collateral, that such junior super priority claims may be paid under any Plan of Reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such Plan of Reorganization equal to the allowed amount of such claims. Without limiting the generality of the foregoing, to the extent that the First Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then the Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the First Priority Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Priority Secured Parties.

SECTION 6.04. Preference Issues. If any First Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, counterclaim or recoupment or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of First Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference, fraudulent transfer or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants Of Security And Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens, (b) the Second Priority Secured Parties’ claims against the Grantors in respect of their Liens on the Shared Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the First Priority Secured Parties against the Grantors in respect of the Shared Collateral, and (c) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any Plan of Reorganization proposed, confirmed, or adopted in any Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the First Priority Secured Parties and the Second Priority Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions from the Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (in each case, whether or not a claim therefor is allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution from the Shared Collateral is made in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated First Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties. This Section 6.05 is intended to govern the relationship between the classes of claims held by the Second Priority Secured Parties, on the one hand, and a collective class of claims comprised of the Exchange Credit Facility Secured Parties, the Existing Credit Agreement Secured Parties and any Additional First Priority Secured Parties (as opposed to separate classes of each such series of claims), on the other hand, and, for the avoidance of doubt, nothing set forth herein shall in any way alter or modify the relationship of each series of such separate claims held by the First Priority Secured Parties, including as set forth in the First Lien Pari Passu Intercreditor Agreement, or otherwise cause such different claims to be combined into one or more classes or otherwise classified in a manner that violates the First Lien Pari Passu Intercreditor Agreement.

SECTION 6.06. No Waivers Of Rights Of First Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective and enforceable before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters. To the extent that any Second Priority Representative or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees not to assert any such rights without the prior written consent of the Designated First Priority Representative; provided that if requested by the Designated Priority Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Designated First Priority Representatives, including any rights to payments in respect of such rights.

SECTION 6.09. 506(c) Claims. Until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10. Reorganization Securities.

(a) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization, on account of both the First Priority Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the First Priority Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such Plan of Reorganization and will apply with like effect to the Liens securing such debt obligations.

(b) If, in any Insolvency or Liquidation Proceeding, equity securities of the reorganized debtor are distributed, pursuant to a Plan of Reorganization, on account of both the First Priority Obligations and the Second Priority Debt Obligations, then, such equity securities shall not have mandatory redemptions or mandatory cash prepayment provisions unless the payment thereof is subordinated to the prior Discharge of First Priority Obligations.

SECTION 6.11. Post-Petition Interest.

(a) No Second Priority Representative or any other Second Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Representative or any First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise (for this purpose ignoring all claims and Liens held by the Second Priority Secured Parties on the Shared Collateral).

(b) No First Priority Representative or any First Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise, to the extent of the value of the Lien of the Second Priority Representatives on behalf of the Second Priority Secured Parties on the Shared Collateral (after taking into account the First Priority Obligations and all Liens held by the First Priority Secured Parties on the Shared Collateral).

SECTION 6.12. Voting. No Second Priority Representative or any other Second Priority Secured Party may (whether in its capacity as a secured creditor or an unsecured creditor), directly or indirectly, propose, support, or vote in favor of any Plan of Reorganization (and each shall be deemed to have voted to reject any Plan of Reorganization) unless such Plan of Reorganization (a) pays off, in cash in full, all First Priority Obligations or (b) is accepted by each class of holders of First Priority Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. No Second Priority Representative or any other Second Priority Secured Party may (whether in its capacity as a secured creditor or an unsecured creditor), directly or indirectly, propose, support, or vote in favor of any Plan of Reorganization (and each shall be deemed to have voted to reject any Plan of Reorganization) that is inconsistent with, or in violation of, the terms of this Agreement. Except as otherwise provided in this Agreement, the Second Priority Secured Parties shall remain entitled to vote their claims in any Insolvency or Liquidation Proceeding.

ARTICLE 7

RELIANCE; ETC

SECTION 7.01. Reliance. The consent by the First Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the First Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Secured Parties to any Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Secured Parties have, as applicable, independently and without reliance on any First Priority Representative or other First Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

SECTION 7.02. No Warranties Or Liability. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that neither any First Priority Representative nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The First Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any First Priority Representative nor any other First Priority Secured Party shall have any duty to any Second Priority Representative or Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement any Borrower or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the First Priority Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement. No Representative shall be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than (x) this Agreement, (y) any other agreement to which it is a party, and (z) any other agreement, instrument, or document provided to such Representative pursuant to the notice provisions of any agreement to which it is a party, in each case, whether or not an original or a copy of such agreement, instrument, or document has been provided to such Representative.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Debt Document or any Second Priority Debt Document;

(b) subject to the restrictions in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Priority Debt Facilities or any other First Priority Debt Document or of the terms of any Second Priority Debt Document;

(c) subject to the restrictions in this Agreement, any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Obligations or Second Priority Debt Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) any Borrower or any other Grantor in respect of the First Priority Obligations or (ii) any Second Priority Representative or Second Priority Secured Party in respect of this Agreement.

ARTICLE 8

MISCELLANEOUS

SECTION 8.01. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any First Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of (i) the First Priority Representatives and the First Priority Secured Parties (as among themselves) with respect to any First Priority Collateral shall be governed by the terms of the First Lien Pari Passu Intercreditor Agreement and in the event of any conflict or inconsistency between the First Lien Pari Passu Intercreditor Agreement and this Agreement, the provisions of the First Lien Pari Passu Intercreditor Agreement shall control and (ii) the Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves) with respect to any Second Priority Collateral shall be governed by the terms of the Second Lien Collateral Trust Agreement and in the event of any conflict or inconsistency between the Second Lien Collateral Trust Agreement and this Agreement, the provisions of the Second Lien Collateral Trust Agreement shall control.

SECTION 8.02. Continuing Nature of This Agreement; Severability. Subject to Section 5.06 and Section 6.04, this Agreement shall continue to be effective until the Discharge of First Priority Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the First Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of any Borrower or any Subsidiary constituting First Priority Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is held to be invalid, prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be expressly permitted by paragraph (b) of this Section 8.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrowers’ consent or which increases the obligations or reduces the rights of any Borrower or any Grantor, shall require the consent of the Borrowers. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Priority Secured Parties and the Second Priority Secured Parties and their respective successors and assigns.

(c) Notwithstanding the foregoing, this Agreement shall be amended from time to time at the request of either Borrower, and without the consent of any Secured Party, to allow any Class Debt Representative to become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and, upon such execution and delivery, such Representative and the Secured Parties and First Priority Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04. Information Concerning Financial Condition Of The Borrowers And The Subsidiaries. The First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrowers and their Subsidiaries and all endorsers or guarantors of the First Priority Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Debt Obligations. The First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Priority Representative, any First Priority Secured Party, any Second Priority Representative or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations has occurred.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the First Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Obligations as the First Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Lien Pari Passu Intercreditor Agreement and First Priority Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the First Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Additional Grantors. Each Borrower agrees that, if any Subsidiary or other Person shall become a Grantor after the date hereof, it will promptly cause such Subsidiary or Person to become a party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally name as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and the rights and obligations of each party hereto shall remain in full force and effect.

SECTION 8.08. [Reserved].

SECTION 8.09. Additional Debt Facilities.

(a) To the extent, but only to the extent, expressly permitted by the provisions of the then existing First Priority Debt Documents and the Second Priority Debt Documents at the time of such incurrence or issuance and sale, any Borrower or any other Grantor may incur or issue and sell one or more series or classes of Additional Second Priority Debt and one or more series or classes of Additional First Priority Debt. Any such additional class or series of Additional Second Priority Debt (the “Second Priority Class Debt”) may be secured by a junior priority, subordinated Lien on all or part of the Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph and becomes a party and bound by the Second Lien Collateral Trust Agreement. Any such additional class or series of Additional First Priority Debt (the “First Priority Class Debt”; and the First Priority Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the First Priority Collateral Documents, if and subject to the condition that the Representative of any such First Priority Class Debt (each, a “First Priority Class Debt Representative”; and the First Priority Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such First Priority Class Debt (such Representative and holders in respect of any such First Priority Class Debt being referred to as the “First Priority Class Debt Parties”; and the First Priority Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph and becomes a party to and bound by the First Lien Pari Passu Intercreditor Agreement in the manner set forth therein. In order for a Class Debt Representative to become a party to this Agreement:

(i) such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a First Priority Class Debt Representative) (with such changes as may be reasonably approved by the Designated First Priority Representative and such Class Debt Representative and, to the extent such changes increase the obligations or reduce the rights of a Borrower or a Grantor, the Borrowers), acknowledged by the Borrowers and the other Grantors, pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii) the Borrowers shall have delivered to the Designated First Priority Representative and Designated Second Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Class Debt and, if requested by the Designated First Priority Representative or Designated Second Priority Representative, true and complete copies of each of the Second Priority Debt Documents or First Priority Debt Documents, as applicable, relating to such Class Debt, certified as being true, complete and correct by a Responsible Officer of the Borrowers on behalf of the relevant Grantor and identifying the obligations to be designated as Additional First Priority Debt or Additional Second Priority Debt, as applicable, and certifying that such obligations are expressly permitted to be incurred and secured (A) in the case of Additional First Priority Debt, on a senior basis under each of the First Priority Debt Documents and Second Priority Debt Documents and (B) in the case of Additional Second Priority Debt, on a junior basis under each of the First Priority Debt Documents and Second Priority Debt Documents; and

(iii) the Second Priority Debt Documents or First Priority Debt Documents, as applicable, relating to such Class Debt shall provide (or shall be amended), in a manner reasonably satisfactory to the Designated First Priority Representative, that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

(iv) With respect to any Class Debt that is issued or incurred after the date hereof, the Borrowers and each of the other Grantors agrees that the Borrowers will take, as applicable, such actions (if any) as may from time to time reasonably be requested by any First Priority Representative or any Second Priority Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Collateral Documents (or execute and deliver such additional Collateral Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Class Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents relating to such Class Debt, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes each applicable First Priority Representative and each applicable Second Priority Representative, as the case may be, to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents).

SECTION 8.10. Consent To Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the courts of the United States of America for the Southern District of New York in the County of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

SECTION 8.11. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)	if to either Borrower or any Grantor, to the Borrowers, at their address at:

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Attention: Brian Evans

Telephone No.: 561-999-7401

Telecopy No.: 561-999-7742

Email: bevans@geogroup.com

With a copy to:

Akerman LLP

Three Brickell City Centre

98 Southeast Seventh Street

Suite 1100

Miami, Florida 33131

Attention: William C. Arnhols

Telephone No.: 305-982-5623

Telecopy No.: 305-374-5095

Email: william.arnhols@akerman.com

and

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Attention: Joe Negron

Telephone No.: 561-999-7350

Telecopy No.: 561-999-7647

Email: jnegron@geogroup.com

(ii)	if to the Exchange Credit Facility Agent, to it at:

Alter Domus Products Corp.

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department – Agency, Emily Ergang Pappas and Vincent Bonano

Tel: (312) 564-5100

Email: legal_agency@alterdomus.com, emily.ergangpappas@alterdomus.com and vincent.bonano@alterdomus.com

With a copy to:

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Phone: (312) 263-3600

Email: joshua.spencer@hklaw.com

(iii)	if to the Existing Credit Facility Agent, to it at:

Alter Domus Products Corp.

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department – Agency, Emily Ergang Pappas and Vincent Bonano

Tel: (312) 564-5100

Email: legal_agency@alterdomus.com, emily.ergangpappas@alterdomus.com and vincent.bonano@alterdomus.com

With a copy to:

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Phone: (312) 263-3600

Email: joshua.spencer@hklaw.com

and

Mayer Brown LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: Scott Zemser

Phone: (212) 560-2342

Email: szemser@mayerbrown.com

(iv)	if to the Initial Second Lien Representative, to it at:

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Attention: Krista Gulalo, Managing Director

Tel: 475-282-1580

Email: krista.gulalo@ankura.com

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Attention: Beth Micena, Managing Director

Tel: 203-257-2134

Email: beth.micena@ankura.com

(v)	if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.11 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.11. As agreed to among each Borrower, each Representative and the applicable lenders from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

SECTION 8.12. Further Assurances. Each First Priority Representative, on behalf of itself and each First Priority Secured Party under the First Priority Debt Facility for which it is acting, and each Second Priority Representative, on behalf of itself, and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13. Governing Law; Waiver Of Jury Trial.

(A) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.14. Binding On Successors And Assigns. This Agreement shall be binding upon the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties, each Borrower, the other Grantors party hereto and their respective successors and assigns.

SECTION 8.15. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.16. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.17. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Exchange Credit Facility Agent represents and warrants that this Agreement is binding upon the Exchange Credit Facility Secured Parties. The Existing Credit Facility Agent represents and warrants that this Agreement is binding upon the Existing Credit Facility Secured Parties. The Initial Second Lien Representative represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Secured Parties.

SECTION 8.18. Third Party Beneficiaries; Successors And Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. However, the Borrowers and the Grantors are third-party beneficiaries of Sections 2.02, 3.01(c), 5.01, 5.03, 6.07 and Article 8 hereof.

SECTION 8.19. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 8.20. Exchange Credit Facility Agent, Existing Credit Facility Agent, Second Lien Secured Notes Collateral Trustee and other Representatives. It is understood and agreed that (a) the Exchange Credit Facility Agent is entering into this Agreement in its capacity as administrative agent under the Exchange Credit Agreement and the provisions of Article VIII of the Exchange Credit Agreement applicable to the Administrative Agent (as defined therein) thereunder shall also apply to the Exchange Credit Facility Agent hereunder, (b) the Existing Credit Facility Agent is entering into this Agreement in its capacity as administrative agent under the Existing Credit Agreement and the provisions of Article VIII of the Existing Credit Agreement applicable to the Administrative Agent (as defined therein) thereunder shall also apply to the Existing Credit Facility Agent hereunder, (c) the Second Lien Notes Collateral Trustee is entering into this Agreement in its capacity as Second Lien Notes Collateral Trustee under the Second Lien Collateral Trust Agreement at the direction of the Second Priority Secured Parties thereunder, shall not be responsible for (and makes no representation as to) the terms, validity or sufficiency of this Agreement and it shall enjoy all of the rights, immunities, privileges, protections and indemnities granted to it under the Second Lien Collateral Trust Agreement and (d) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional First Priority Debt Document or Additional Second Priority Debt Document (as applicable) and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder. Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary duty, regardless of whether a default or Event of Default has occurred and is continuing, on the Second Lien Notes Collateral Trustee. Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Second Lien Notes Collateral Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Second Lien Notes Collateral Trustee, it is understood that in all cases the Second Lien Notes Collateral Trustee shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) in accordance with the Second Lien Collateral Trust Agreement and the Indenture (as defined under the Second Lien Collateral Trust Agreement).

SECTION 8.21. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent expressly contemplated by Sections 5.01(a), 5.01(d) or 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Exchange Credit Agreement, the Existing Credit Agreement, or any other First Priority Debt Document or permit either Borrower or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Exchange Credit Agreement, the Existing Credit Agreement, or any other First Priority Debt Document, (b) change the relative priorities of the First Priority Obligations or the Liens granted under the First Priority Collateral Documents on the Shared Collateral (or any other assets) as among the First Priority Secured Parties, (c) otherwise change the relative rights of the First Priority Secured Parties in respect of the Shared Collateral as among such First Priority Secured Parties or (d) obligate either Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Exchange Credit Agreement, the Existing Credit Agreement, or any other First Priority Debt Document.

SECTION 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 8.23. Integration. This Agreement together with the other First Priority Debt Documents and Second Priority Debt Documents represents the entire agreement of each of the Grantors, the First Priority Secured Parties and the Second Priority Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by an Grantor, any Representative or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in any other First Priority Debt Document or Second Priority Debt Document.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Alter Domus Products Corp.,
as Exchange Credit Facility Agent

By:	/s/ Pinju Chiu
Name: Pinju Chiu
Title: Associate Counsel

Alter Domus Products Corp.,
as Existing Credit Facility Agent

By:	/s/ Pinju Chiu
Name: Pinju Chiu
Title: Associate Counsel

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

Ankura Trust Company, LLC,
as Second Lien Secured Notes Collateral Trustee

By:	/s/ Pinju Chiu
Name: Pinju Chiu
Title: Associate Counsel

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

ACKNOWLEDGEMENT OF

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

(Borrowers and the other Grantors)

Each of the Borrowers and the other Grantors has read the First Lien/Second Lien Intercreditor Agreement, dated as of August 19, 2022, among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Existing Credit Facility Agent”), Ankura Trust Company, LLC, as Representative for the Second Priority Secured Parties (the “Second Lien Secured Notes Collateral Trustee”), and each additional First Priority Representative and each additional Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 thereof. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

1. Each of the Borrowers and the other Grantors executes and delivers this instrument to evidence its acknowledgment of and consent to the First Lien/Second Lien Intercreditor Agreement. Each of the Borrowers and the other Grantors agrees to recognize all rights granted thereby to the Exchange Credit Facility Agent, the Existing Credit Facility Agent, the Second Lien Secured Notes Collateral Trustee, the Secured Parties, and each additional Representative that becomes a party thereto pursuant to Section 8.09 thereof, and will act in a manner consistent with the agreements set forth therein.

2. Each of the Borrower and the other Grantors further agrees that it is not an intended beneficiary or third party beneficiary of the First Lien/Second Lien Intercreditor Agreement (other than as set forth in Section 8.18 thereof). Furthermore, for the avoidance of doubt, each of the Borrowers and the other Grantors acknowledges that it is not a “party” to the First Lien/Second Lien Intercreditor Agreement.

3. Notwithstanding anything to the contrary in the First Lien/Second Lien Intercreditor Agreement or provided herein, each of the undersigned acknowledges that the Grantors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the First Lien/Second Lien Intercreditor Agreement except as set forth in Section 8.03 of the First Lien/Second Lien Intercreditor Agreement.

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First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: SVP and CFO

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

ADAPPT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BEHAVIORAL HOLDING CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

B.I. INCORPORATED

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BI MOBILE BREATH, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BII HOLDING CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BII HOLDING I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. FINANCE

BROAD REAL ESTATE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CCC WYOMING PROPERTIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

CCMAS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC INTERMEDIATE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC PARENT HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CEC STAFFING SOLUTIONS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CIVIGENICS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CIVIGENICS MANAGEMENT SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

CIVIGENICS-TEXAS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

CLEARSTREAM DEVELOPMENT LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY ALTERNATIVES

By:	Community Education Centers, Inc.,
its Manager

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY CORRECTIONS, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

COMMUNITY EDUCATION CENTERS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, FINANCE, CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

CORNELL COMPANIES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

CORNELL CORRECTIONS MANAGEMENT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Brian R. Evan
Name: Brian R. Evans
Title: VP & CFO

CORRECTIONAL PROPERTIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CORRECTIONAL SYSTEMS, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

CPT LIMITED PARTNER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

FENTON SECURITY, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

GEO ACQUISITION II, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

GEO CARE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO CPM, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO CC3 INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO HOLDINGS I, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

GEO INTERNATIONAL SERVICES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

GEO LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO MANAGEMENT SERVICES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO MCF LP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO OPERATIONS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & Treasurer

GEO REENTRY, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

GEO REENTRY OF ALASKA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO REENTRY SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO SECURE SERVICES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

GEO TRANSPORT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & Treasurer

GEO/DEL/R/02, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

GEO/DEL/T/02, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

HIGHPOINT INVESTMENTS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MCF GP, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP & CFO

MINSEC COMPANIES, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MINSEC TREATMENT, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

MUNICIPAL CORRECTIONS FINANCE L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: V.P. Finance

SECON, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

WBP LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans
Title: VP, Finance, CFO

First Lien/Second Lien Intercreditor Agreement – The GEO Group, Inc.

[FORM OF] SUPPLEMENT NO. [    ] (this “Supplement”), dated as of [___________], [    ], to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 19, 2022 (the “First Lien/Second Lien Intercreditor Agreement”), among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Existing Credit Facility Agent”), Ankura Trust Company, LLC, as Representative for the Second Priority Secured Parties (the “Second Lien Secured Notes Collateral Trustee”), and each additional First Priority Representative and each additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09 thereof, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida Corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors (as defined below).

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. Pursuant to certain First Priority Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of any Borrower are required to enter into the First Lien/Second Lien Intercreditor Agreement. Section 8.07 of the First Lien/Second Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien/Second Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Exchange Credit Agreement, the Existing Credit Agreement, any other First Priority Debt Documents, the Public Notes Indenture, the Private Notes Indenture, and any other Second Priority Debt Documents.

Accordingly, the Designated First Priority Representative and the New Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the First Lien/Second Lien Intercreditor Agreement, the New Grantor by its signature below acknowledges the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if originally named on the signature pages thereto as a Grantor. Each reference to a “Grantor” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Grantor. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated First Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrowers as specified in the First Lien/Second Lien Intercreditor Agreement.

SECTION 8. The Borrowers or the New Grantor shall reimburse the Designated First Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative.

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IN WITNESS WHEREOF, the New Grantor and the Designated First Priority Representative have duly executed this Supplement acknowledging the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Acknowledged by:

[ ], as Designated First Priority Representative

By:
Name:
Title:

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] (this “Representative Supplement”), dated as of [____________], [    ], to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 19, 2022 (the “First Lien/Second Lien Intercreditor Agreement”), among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its permitted assigns in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Existing Credit Facility Agent”), Ankura Trust Company, LLC, as Representative for the Second Priority Secured Parties (the “Second Lien Secured Notes Collateral Trustee”), and each additional First Priority Representative and each additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09 thereof, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida Corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors (as defined below).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. As a condition to the ability of any Borrower or any other Grantor to incur Second Priority Class Debt and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated First Priority Representative, the Designated Second Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative (acting as [agent] [trustee] under [DESCRIBE AGREEMENT]), by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Secured Parties. Each reference to a “Representative” or “Second Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that (i) it has the full power and authority to enter into this Representative Supplement, in its capacity as [agent][trustee] under [DESCRIBE AGREEMENT], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representatives entry into this Representative Supplement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Second Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when (1) the Designated First Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative and (2) the New Representative has become party to and bound by the Second Lien Collateral Trust Agreement in the manner set forth therein. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. The provisions of Section 8.10 and Section 8.13(B) of the First Lien/Second Lien Intercreditor Agreement shall apply mutatis mutandis to this Representative Supplement.

SECTION 7. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 9. The Borrowers agree to reimburse the Designated First Priority Representative and Designated Second Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative and Designated Second Priority Representative.

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IN WITNESS WHEREOF, the New Representative, the Designated First Priority Representative and the Designated Second Priority Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ],
as Designated First Priority Representative

By:
Name:
Title:

[ ],
as Designated Second Priority Representative

By:
Name:
Title:

Acknowledged by:

[BORROWERS AND THE GRANTORS]

By:
Name:
Title:

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ], dated as of [___________], [    ] (this “Representative Supplement”), to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 19, 2022 (the “First Lien/Second Lien Intercreditor Agreement”), among Alter Domus Products Corp., as Representative for the Exchange Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Exchange Credit Facility Agent”), Alter Domus Products Corp., as Representative for the Existing Credit Facility Secured Parties (in such capacity and together with its permitted successors in such capacity, the “Existing Credit Facility Agent”), Ankura Trust Company, LLC, as Representative for the Second Priority Secured Parties (the “Second Lien Secured Notes Collateral Trustee”), and each additional First Priority Representative and each additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09 thereof, and acknowledged and agreed to by The GEO Group, Inc., a Florida corporation (“GEO”), GEO Corrections Holdings, Inc., a Florida Corporation (“Corrections” and, with GEO, each a “Borrower” and collectively the “Borrowers”), and the other Grantors (as defined below).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. As a condition to the ability of any Borrower or any other Grantor to incur First Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such First Priority Class Debt with the First Priority Lien and to have such First Priority Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the First Priority Collateral Documents, the First Priority Class Debt Representative in respect of such First Priority Class Debt is required to become a Representative under, and such First Priority Class Debt and the First Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such First Priority Class Debt Representative may become a Representative under, and such First Priority Class Debt and such First Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the First Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned First Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated First Priority Representative, the Designated Second Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative (acting as [agent] [trustee] under [DESCRIBE AGREEMENT]) by its signature below becomes a Representative under, and the related First Priority Class Debt and First Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such First Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a First Priority Representative and to the First Priority Class Debt Parties that it represents as First Priority Secured Parties. Each reference to a “Representative” or “First Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that (i) it has the full power and authority to enter into this Representative Supplement, in its capacity as [agent][trustee] under [DESCRIBE AGREEMENT], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms and (iii) the First Priority Debt Documents relating to such First Priority Class Debt provide that, upon the New Representatives entry into this Representative Supplement, the First Priority Class Debt Parties in respect of such First Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as First Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when (1) the Designated First Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative and (2) the New Representative has become party to and bound by the First Lien Pari Passu Intercreditor Agreement in the manner set forth therein. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. The provisions of Section 8.10 and Section 8.13(B) of the First Lien/Second Lien Intercreditor Agreement shall apply mutatis mutandis to this Representative Supplement.

SECTION 7. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 9. The Borrowers agree to reimburse the Designated First Priority Representative and Designated Second Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative and Designated Second Priority Representative.

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IN WITNESS WHEREOF, the New Representative, the Designated First Priority Representative and the Designated Second Priority Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ],
as Designated First Priority Representative

By:
Name:
Title:

[ ],
as Designated Second Priority Representative

By:
Name:
Title:

Acknowledged by:

[BORROWERS AND THE GRANTORS]

By:
Name:
Title: